UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: N/A
(2) Aggregate number of securities to which transaction applies: N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4) Proposed maximum aggregate value of transaction: N/A
Total fee paid: N/A

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

(1) Amount Previously Paid: N/A
(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: N/A
(4) Date filed: N/A

March 15, 2021

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Flux Power Holdings, Inc., or Annual Meeting. We will be conducting the 2021 Annual Meeting as a virtual meeting. The virtual meeting format will allow for greater participation by all of our stockholders, regardless of their geographic location. The Annual Meeting will be held at 10:00 a.m. Pacific Standard Time, on Thursday, April 29, 2021 via a live webcast on the internet.

You may attend the Annual Meeting, submit questions, and vote via the Internet at the following website address: https://agm.issuerdirect.com/flux by entering the 16-digit control number included on your Notice of Internet Availability, your proxy card or in the instructions that accompanied your proxy materials.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available our Annual Report on Form 10-K for the fiscal year ended June 30, 2020, which contains important business and financial information regarding the Company.

Thank you for your continuing support.

Sincerely,

/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Chairman, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number, or (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 29, 2021: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT www.iproxydirect.com/FLUX

2685 S. Melrose Drive

Vista, California 92081

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on THURSDAY, April 29, 2021

Time and Date:	Thursday, April 29, 2021 at 10:00 a.m. Pacific Standard Time

Place:	Virtually online at https://agm.issuerdirect.com/flux

Items of Business:	The foregoing items of business as more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To approve our 2021 Equity Incentive Plan;

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

4.	To approve, on an advisory basis, the compensation of our named executive officers;

5.	To indicate, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

6.	To conduct any other business properly brought before the Annual Meeting.

Record Date:	The record date for the Annual Meeting is March 1, 2021. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (877) 505-3589 or contact our transfer agent, Issuer Direct Corporation, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

This notice of the Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about March 15, 2021.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Date: March 15, 2021	By Order of the Board of Directors

/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Chairman, Chief Executive Officer and President

FLUX POWER HOLDINGS, INC.

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

2685 S. Melrose Drive

Vista, California 92081

PROXY STATEMENT

2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Flux Power Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually https://agm.issuerdirect.com/flux on Thursday, April 29, 2021 at 10:00 a.m. Pacific Standard Time. In light of the continuing public health risk posed by the coronavirus, or COVID-19, outbreak, this year’s Annual Meeting will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on Thursday, April 29, 2021

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record on March 1, 2021. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being mailed to our stockholders on or about March 15, 2021.

Stockholders will have the ability to access the proxy materials or may request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at www.iproxydirect.com/FLUX, or call (866) 752-VOTE (8683), or fax request to (202) 521-3464 or send email to proxy@issuerdirect.com.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access and vote the form of proxy; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to www.iproxydirect.com/FLUX or call (866) 752-VOTE (8683), or fax request to (202) 521-3464 or send email to proxy@issuerdirect.com.

HOW DO I ATTEND THE VIRTUAL MEETING?

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted online. To participate in the virtual meeting, visit https://agm.issuerdirect.com/flux (“Annual Meeting Website”) and enter the control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten (10) days prior to the Annual Meeting for any purpose germane to the meeting at our corporate headquarters at 2685 S. Melrose Drive, Vista, California 92081. The stockholder list will also be available to registered stockholders during the Annual Meeting upon written request submitted by the registered stockholder at the Annual Meeting Website.

To participate in the Annual Meeting, you will need the 16-digit control number found on your Internet Notice, your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

WILL I BE ABLE TO ASK QUESTIONS AT THE MEETING?

You will be able to submit written questions during the Annual Meeting by following the instructions that will be available on the Annual Meeting Website during the Annual Meeting. Only questions pertinent to meeting matters or the Company will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will be asked to take action on the following matters:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leaves office;

2.	To approve our 2021 Equity Incentive Plan;

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

4.	To approve, on an advisory basis, the compensation of our named executive officers;

5.	To indicate, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and

6.	To conduct any other business properly brought before the Annual Meeting.

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WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on March 1, 2021 (the “Record Date”) will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the Record Date 12,703,847 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

Each share of our common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.

●	Stockholder of Record: Shares Registered in Your Name. If, on March 1, 2021, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on March 1, 2021, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 12,703,847 shares of common stock outstanding and entitled to vote. At least 6,351,925 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 3 - Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 3. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 - Election of Directors, Proposal 2 - Adoption of our 2021 Equity Incentive Plan, Proposal 4 - Advisory vote to approve the compensation of the named executive officers, and Proposal 5 - Advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 - the election of five (5) directors, requires a plurality of the votes cast to elect a director. The five (5) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2 - the adoption of our 2021 Equity Incentive Plan will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

●	Proposal 3 - the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

●	Proposal 4 - the advisory vote to approve the compensation of named executive officers will be approved if there is a quorum and the votes cast “FOR” the proposal exceeds those cast against the proposal.

●	Proposal 5 - the advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers requires the affirmative vote of the holders of the majority of the votes cast by the holders of the Company’s common stock at the Annual Meeting. Stockholders may either vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.” If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by stockholders to be the frequency selected by the stockholders. The approval of the advisory vote to approve the compensation of named executive officers and the approval of the advisory vote to determine the frequency of future advisory votes on the compensation of named executive officers are non-binding advisory votes.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

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HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE AT THE ANNUAL MEETING - if you would like to vote at the Annual Meeting, please follow the instructions that will be available at https://agm.issuerdirect.com/flux during the Annual Meeting;

●	VOTE BY MAIL IN ADVANCE OF THE ANNUAL MEETING - if you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card: or

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING - if you would like to vote in advance of the Annual Meeting by phone please call 1(866) 752-VOTE (8683) or follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

If you submit your vote by fax or mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE?

If you receive more than one Internet Notice or proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

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HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the election of the five nominees for directors named in this proxy statement;

2.	“FOR” the approval of our 2021 Equity Incentive Plan;

3.	“FOR” the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021;

4.	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers;

5.	“FOR” the approval, on an advisory basis, of a THREE (3) YEAR advisory vote on the compensation of our named executive officers.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

2.	Signing and delivering another properly completed proxy card with a later date pursuant instructions on the proxy card.

3.	Voting again via internet or by telephone no later than 10 a.m. Pacific Time on April 29, 2021.

4.	Attending the Annual Meeting and vote at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Flux Power Holdings, Inc.
Attn: Charles A. Scheiwe, Corporate Secretary
2685 S. Melrose Drive
Vista, California 92081

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Annual Meeting.

ARE THERE ANY Interest of Officers and Directors in Matters to Be Acted Upon?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors or a director or an officer may be granted equity award under our 2021 Equity Incentive Plan.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers, and employees. Any waivers of any provision of this Code for our directors or officers may be granted only by our board of directors, or also Board, or a committee appointed by our board of directors.

We have filed a copy of the Code with the SEC and have made it available on our website at https://www.fluxpower.com/corporate-governance. In addition, we will provide any person, without charge, a copy of this Code. Requests for a copy of the Code may be made by writing to the Company at c/o Corporate Secretary, Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code by posting such information on our website.

Board Leadership Structure and Role in Risk Oversight

Our board of directors as a whole has responsibility for risk oversight. Our board of directors exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our board of directors and its committees is informed by reports from our management teams to provide visibility to our board of directors about the identification, assessment and management of key risks, and our management’s risk mitigation strategies. Our board of directors has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our audit committee has primary responsibility for overseeing our major financial and accounting risk exposures, and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our compensation committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our nominating and corporate governance committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our board of directors on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our board of directors is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our board of directors has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether the roles of our chairman and chief executive officer should be separate. Instead, our board of directors makes this determination based on what best serves our Company’s needs at any given time.

Board Composition, Committees and Independence

Under the rules of NASDAQ, “independent” directors must make up a majority of a listed company’s board of directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Our board of directors has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that Ms. Walters-Hoffert, Mr. Cosentino and Mr. Robinette are independent directors as defined in the listing standards of NASDAQ and SEC rules and regulations. A majority of our directors are independent, as required under applicable NASDAQ rules. As required under applicable NASDAQ rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

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Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee, and a nominating and governance committee. The composition and responsibilities of each of the committees is described below.

Audit Committee

Our audit committee currently consists of three independent directors of which at least one, the Chairman of the audit committee, qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Ms. Walters-Hoffert is the Chairperson of the audit committee and financial expert, and Mr. Robinette and Mr. Cosentino are members of the audit committee. Mr. Cosentino also qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee’s duties are to recommend to our board of directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and to review our accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of our board of directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. Our audit committee operates under a written charter, which is available on our website at https://www.fluxpower.com.

Compensation Committee

Our compensation committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board stock option grants for our executive officers. Mr. Robinette is the Chairperson of the compensation committee, and Ms. Walters-Hoffert and Mr. Cosentino are members of the compensation committee. Each of the members of our compensation committee are independent under NASDAQ’s independence standards for compensation committee members. Our chief executive officer often makes recommendations to the compensation committee and the Board concerning compensation of other executive officers. The compensation committee seeks input on certain compensation policies from the chief executive officer. Our compensation committee continues to engage third party consultants regarding market compensation for our employees. Our compensation committee operates under a written charter, which is available on our website at https://www.fluxpower.com.

Nominating and Governance Committee

Our nominating and governance committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees of the Board. Mr. Cosentino is the Chairperson of the nominating and governance committee, and Ms. Walters-Hoffert and Mr. Robinette are members of the nominating and governance committee. Each of the members of our nominating and governance committee is independent under NASDAQ’s independence standards. The nominating and governance committee operates under a written charter, which is available on our website at https://www.fluxpower.com.

Board and Committee Meetings and Attendance

Our Board and audit committee meet regularly throughout the year, and also hold special meetings and act by written consent. During Fiscal 2020: (i) our Board met four (4) times; (ii) our audit committee met four (4) times; (iii) our compensation committee met one (1) time; and (iv) our nominating and corporate governance committee did not meet.

During fiscal year ended June 30, 2020, or Fiscal 2020, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

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Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is:

Flux Power Holdings, Inc.

Attn: Charles A. Scheiwe, Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

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NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

The nominating and corporate governance committee, or governance committee, is responsible for recommending to the board of directors nominees for election to our board of directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our board of directors. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our board of directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The nominating and corporate governance committee then recommends candidates to the full board, with the full board of directors selecting the candidates to be nominated for election by the stockholders or to be appointed by the board of directors to fill a vacancy.

The nominating and corporate governance committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth in section titled “Stockholder Proposals for the 2022 Annual Meeting.”

Director Qualifications

In accordance with its charter, the nominating and corporate governance committee develops and recommends to our board of directors appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our board of directors and, if appropriate, recommends changes to such criteria.

Board Diversity

Our board of directors seeks members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Our board of directors does not have a formal policy with respect to diversity and inclusion, but is in process of establishing a policy on diversity. Diversity of experience, expertise and viewpoints is one of many factors the nominating and corporate governance committee considers when recommending director nominees to our board of directors. Further, our board of directors is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Our board of directors also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our company.

We believe that our current board composition reflects our commitment to diversity in the areas of gender and professional background.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors, or Board, has the authority to fix the number of director seats on our Board and, effective as of the date of the Annual Meeting of Stockholders, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Amended and Restated Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings. At the Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers.

The following sets forth the persons nominated by the board of directors for election and certain information with respect to those individuals:

Director Nominee	Age	Position	Director Since
Ronald F. Dutt	74	Director, Chief Executive Officer and President	2014
Michael Johnson	72	Director	2012
Lisa Walters-Hoffert(1)(2)	62	Director	2019
Dale Robinette(1)(3)	56	Director	2019
John A. Cosentino, Jr.(1)(4)	71	Director	2020

(1)	Independent Director
(2)	Chairperson of the Audit Committee, Member of Compensation Committee, Member of Governance Committee
(3)	Chairperson of the Compensation Committee, Member of Audit Committee, Member of Governance Committee
(4)	Chairperson of the Governance Committee, Member of Audit Committee, Member of Compensation Committee

Biographies of Nominees

Ronald F. Dutt. Chairman, Chief Executive Officer, President, and Director. Mr. Dutt has been our chief executive officer, former interim chief financial officer and director since March 19, 2014. He became our chairman on June 28, 2019. On September 19, 2017, he was also appointed as our president, chief financial officer and corporate secretary. He resigned as chief financial officer and corporate secretary as of December 16, 2018. Previously, he was our chief financial officer since December 7, 2012, and our interim chief executive officer since June 28, 2013. Mr. Dutt has served as the Company’s interim corporate secretary since June 28, 2013. Prior to Flux Power, Mr. Dutt provided chief financial officer and chief operating officer consulting services during 2008 through 2012. In this capacity Mr. Dutt provided financial consulting, including strategic business modeling and managed operations. Prior to 2008, Mr. Dutt served in several capacities as executive vice president, chief financial officer and treasurer for various public and private companies including SOLA International, Directed Electronics, Fritz Companies, DHL Americas, Aptera Motors, Inc., and Visa International. Mr. Dutt holds an MBA in Finance from University of Washington and an undergraduate degree in Chemistry from the University of North Carolina. Additionally, Mr. Dutt served in the United States Navy and received an honorable discharge as a Lieutenant.

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Michael Johnson, Director. Mr. Johnson has been our director since July 12, 2012. Mr. Johnson has been a director of Flux Power since it was incorporated. Since 2002, Mr. Johnson has been a director and the chief executive officer of Esenjay Petroleum Corporation (Esenjay Petroleum), a Delaware company located in Corpus Christi, Texas, which is engaged in the business oil exploration and production. Mr. Johnson’s primary responsibility at Esenjay Petroleum is to manage the business and company as chief executive officer. Mr. Johnson is a director and beneficial owner of Esenjay Investments LLC, a Delaware limited liability company engaged in the business of investing in companies, and an affiliate of the Company owning approximately 40.2% of our outstanding shares, including common stock underlying options, warrants and convertible debt that were exercisable or convertible or which would become exercisable or convertible within sixty (60) days. As a result of Mr. Johnson’s leadership and business experience, he is an industry expert in the natural gas exploration industry and brings a wealth of management and successful company building experience to the board. Mr. Johnson received a Bachelor of Science degree in mechanical engineering from the University of Southwestern Louisiana.

Lisa Walters-Hoffert, Director. Ms. Walters-Hoffert was appointed to our Board on June 28, 2019. Ms. Walters-Hoffert was a co-founder of Daré Bioscience, Inc. and following the company’s merger with Cerulean Pharma, Inc. in July of 2017, became Chief Financial Officer of the surviving public company (NASDAQ: DARE). For over twenty-five (25) years, Ms. Walters-Hoffert was an investment banker focused on small-cap public companies in the technology and life science sectors. From 2003 to 2015, Ms. Walters-Hoffert worked at Roth Capital Partners as Managing Director in the Investment Banking Division. Ms. Walters-Hoffert has held various positions in the corporate finance and investment banking divisions of Citicorp Securities in San José, Costa Rica and Oppenheimer & Co, Inc. in New York City, New York. Ms. Walters-Hoffert has served as a member of the Board of Directors of the San Diego Venture Group, as Past Chair of the UCSD Librarian’s Advisory Board, and as Past Chair of the Board of Directors of Planned Parenthood of the Pacific Southwest. Ms. Walters-Hoffert currently serves as a member of the Board of Directors of The Elementary Institute of Science in San Diego. Ms. Walters-Hoffert graduated magna cum laude from Duke University with a B.S. in Management Sciences. As a senior financial executive with over twenty-five years of experience in investment banking and corporate finance and based on Ms. Walters-Hoffert’s expertise in audit, compliance, valuation, equity finance, mergers, and corporate strategy, the Company believes Ms. Walters-Hoffert is qualified to be on the Board.

Dale T. Robinette, Director. Mr. Robinette was appointed to our Board on June 28, 2019. Mr. Robinette has been a CEO Coach and Master Chair since 2013 as an independent contractor to Vistage Worldwide, Inc., an executive coaching company. In addition, since 2013 Mr. Robinette has been providing business consulting related to top-line growth and bottom-line improvement through his company EPIQ Development. From 2013 to 2019, Mr. Robinette was the Founder and CEO of EPIQ Space, a marketing website for the satellite industry, a member-based community of suppliers promoting their offerings. Mr. Robinette was with Peregrine Semiconductor, Inc., a manufacturer of high-performance RF CMOS integrated circuits, from 2007 to 2013 in two roles as a Director of Worldwide Sales as well as the Director of the High Reliability Business Unit. Mr. Robinette started his career from 1991 to 2007 at Tyco Electronics Ltd. (known today as TE Connectivity Ltd.), a passive electronics manufacturer, in various sales, sales leadership and product development leadership roles. Mr. Robinette received a Bachelor of Science degree in Business Administration, Marketing from San Diego State University. Based on the above qualifications, the Company believes Mr. Robinette is qualified to be on the Board.

John A. Cosentino, Jr., Director. Mr. Cosentino was appointed to our Board on May 7, 2020. Mr. Cosentino has been a director of Sturm, Ruger & Company, Inc. (NYSE: RGR), a firearm manufacturing company listed on the NYSE, since 2005 to the present, a partner of Ironwood Manufacturing Fund, LP, a private equity fund, since 2002, a director of Simonds International, Inc., a cutting tools manufacturer, since 2001, the Chairman of the Board of Habco Industries LLC, an aerospace equipment and services supplier, since 2012, and Senior Advisor of Ironwood Capital Holdings LLC, a private equity firm, since 2012. He was a director of Addaero LLC, Whitcraft LLC, Bilco Company, Chairman of North American Specialty Glass LLC, Vice-Chairman of Primary Steel LLC, and a director of the Wiremold Company. Mr. Cosentino was a partner of Capital Resource Partners, LP, a private capital firm, from 1999 to 2000, and served as a director in a number of its portfolio companies. Mr. Cosentino was the Vice President-Operations of the Stanley Works (NYSE:SWK), President and Co-owner of PCI Group, Inc., CEO and Co-owner of Rau Fastener, LLC, President of the Otis Elevator-North America division of United Technologies Corporation (NYSE:UTX), and Group Executive of the Danaher Corporation (NYSE:DHR). Mr. Cosentino received an undergraduate degree from Harvard University and an MBA from the University of Pennsylvania. The Board believes that Mr. Cosentino’s extensive executive management, investment management and board experience qualify him to serve on the Board of Directors.

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Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Director Compensation

Director Compensation Table

Below is summary of compensation accrued or paid to our non-executive directors during fiscal years ended June 30, 2020 and 2019. Mr. Dutt, our chief executive officer and president, received no compensation for his service as a director and is not included in the table. The compensation Mr. Dutt receives as an employee of the Company is included in the section titled “Executive Compensation.”

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards(3) ($)	All Other Compensation ($)	Total ($)

Christopher Anthony(1)	2020	-	-	$-	-	$-
	2019	-	-	$33,802	-	$33,802

James Gevarges (2)	2020	$13,750	-	$28,287	-	$42,037
	2019	-	-	$33,802	-	$33,802

Lisa Walters-Hoffert	2020	$29,375	-	$28,287	-	$57,662

Dale Robinette	2020	$28,125	-	$28,287	-	$56,412

John A. Cosentino Jr.	2020	$13,750	-	$23,095	-	$36,845

Michael Johnson	2020	$17,500	-	$28,287	-	$45,787

(1)	Mr. Anthony resigned as our director on June 28, 2019.
(2)	Mr. Gevarges resigned as our director on May 6, 2020.
(3)	The amounts shown in this column represent the full grant date fair value of the award granted, excluding any as computed in accordance with Financial Accounting Standards Board (“FASB”). The following table shows the aggregate number of stock options held by non-employee directors as of June 30, 2020 and June 30, 2019:

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Name	Year	Vested Stock Options

Christopher Anthony(1)	2020	1,500
	2019	2,437

James Gevarges(2)	2020	6,761
	2019	2,437

Michael Johnson	2020	1,993
	2019	2,437

Lisa Walters-Hoffert	2020	493

Dale Robinette	2020	493

(1)	Mr. Anthony resigned as our director on June 28, 2019.
(2)	Mr. Gevarges resigned as our director on May 6, 2020.

Compensation of Non-Executive Directors

In December 2019, our Board approved non-executive director compensation packages as recommended by the compensation committee. Below are the compensation packages for non-executive directors approved by the Board for 2020 calendar year:

	Independent Non-Executive Director	Position	Base Retainer	Chair Fee	Committee Member	Stock Options	Total Comp

Lisa Walters-Hoffert	X	Audit Chair	$35,000	$15,000	$8,750	$35,000	$93,750
Dale Robinette	X	Compensation Chair	$35,000	$10,000	$11,250	$35,000	$91,250
John A. Cosentino Jr.	X	Governance Chair	$35,000	$7,500	$12,500	$35,000	$90,000
Michael Johnson		Board Member	$35,000	$-	$-	$35,000	$70,000

In December 2020, pursuant to the recommendation and advice of the compensation committee of the Board of the Company, the Board approved the annual compensation package for non-executive directors of the Company for calendar year 2021 as follows:

	Independent Non-Executive Director	Position	Base Retainer	Chair Fee	Committee Member	Total Comp

Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500	$-	$57,500
Dale Robinette	X	Compensation Chair	$50,000	$5,000	$-	$55,000
John A. Cosentino Jr.	X	Governance Chair	$50,000	$5,000	$-	$55,000
Michael Johnson		Board Member	$50,000	$-	$-	$50,000

Restricted Stock Units

In addition, our directors are eligible to receive an annual equity grant of restricted stock units, which terms are determined at the time of grant.

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Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Amended and Restated Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

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PROPOSAL 2

APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN

General

Our 2021 Equity Incentive Plan was approved by our board of directors on February 24, 2021. Our board of directors and management believe that in order to attract, hire, and retain the caliber of executives and employees that will be required to help us position ourselves for growth, we will need to have the flexibility to grant stock awards, restricted stock units, stock options, stock appreciation rights and other equity instruments. The board of directors believes that equity incentive compensation is also an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. Without a broad based equity plan, we believe that we will be impaired in our efforts to hire new executives of the caliber that we believe is required, and will not be able to offer competitive packages to retain such executives. We intend to use the 2021 Equity Incentive Plan in order to incentivize and retain our employees, directors, officers and consultants.

Under the 2021 Equity Incentive Plan, the Company will reserve a total of two million (2,000,000) shares of our common stock for issuance under the 2021 Equity Incentive Plan. Currently there are no shares or options granted under the 2021 Equity Incentive Plan.

General Summary of the 2021 Equity Incentive Plan

The principal provisions of the 2021 Equity Incentive Plan are summarized below. This general summary is not a complete description of all of the 2021 Equity Incentive Plan’s provisions, and is qualified in its entirety by reference to the 2021 Equity Incentive Plan which is attached as Appendix A to this proxy statement. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the 2021 Equity Incentive Plan.

Structure. The 2021 Equity Incentive Plan allows for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, stock awards and restricted stock units (the “Awards”) at the discretion of the Administrator.

Number of Shares. Subject to adjustment as provided in Section 9.1 in the 2021 Equity Incentive Plan, the total number of shares of common stock reserved and available for delivery in connection with awards under the 2021 Equity Incentive Plan will be two million (2,000,000). Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

Administration. Authority to control and manage the operation and administration of the 2021 Equity Incentive Plan will be vested collectively in our board of directors, and/or the compensation committee of the board of directors or such other committee appointed by the board of directors to administer the 2021 Equity Incentive Plan (“Committee”), and/or one or more executive officers of the Company designated by the board of directors (collectively, the “Administrator”) as appointed by the board of directors from time to time. The Administrator will have all powers and discretion necessary or appropriate to administer the Plan and to control its operation. Election for restricted stock grants will be allowed to receive grants in either stock shares or cash. The Administrator may delegate all or any part of its authority and powers to one or more directors of the Company in its discretion. Any decision or action of the Administrator in connection with the 2021 Equity Incentive Plan is final and binding.

Effective Date and Duration of Awards. The Plan is effective as of the Plan Adoption Date (subject to stockholder approval) and will remain in effect thereafter. However, without further stockholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

Eligibility. Employees of the Company or its Affiliates, consultants who provide significant services to the Company or its Affiliates and directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate (each a “Participant”) are eligible to participate in the 2021 Equity Incentive Plan. Determinations as to which eligible persons will be granted awards will be made by the Administrator.

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Nonemployee Director Award Limitations. No nonemployee Director may be paid, issued, or granted in any Fiscal year, awards with an aggregate value and any other compensation that, in the aggregate, exceed $500,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as a Nonemployee Director), will not count for purposes of the limitation under Section 10.7.

Limited Transferability. Unless provided otherwise by the Administrator, no Award granted under the 2021 Equity Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant will be available during his or her lifetime only to the Participant.

Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under the 2021 Equity Incentive Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws.

Change in Control. In the event of a Change in Control, as defined in the 2021 Equity Incentive Plan, event or Corporate Transaction, and unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant, or otherwise expressly provided by the Administrator at the time of grant of an Award, the Administrator will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)	arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award;

(ii)	arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of the Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)	accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Administrator determines, with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Administrator;

(iv)	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration ($0) or such consideration, if any, as determined by the Administrator; or

(vi)	cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Administrator.

The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

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Amendment, Suspension or Termination. The Administrator may grant awards pursuant to the 2021 Equity Incentive Plan until it is discontinued, suspended or terminated at any time of the board of directors in its sole discretion. No Award may be granted under the 2021 Equity Incentive Plan during any period of suspension or after termination of the 2021 Equity Incentive Plan; provided, however, that no Award may be granted under the 2021 Equity Incentive Plan more than ten (10) years after the adoption date of the plan. The Company will obtain stockholder approval of any material Plan amendment to the extent desirable to comply with Section 422 of the Code, or other Applicable Law.

Stock Options. Stock options, or Options, may be granted to Employees, Nonemployee Directors and Consultants. Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options (“ISOs”), Nonqualified Stock Options (“NSOs”), or a combination thereof, and the Administrator will determine the number of Shares subject to each Option in its sole discretion. Each Option will be evidenced by an Award Agreement that will specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, will determine. The Award Agreement will also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

For NSOs, the per Share exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator. For Incentive Stock Options, the Exercise Price will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee owns stock possessing more than ten percent ( 10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, then the Exercise Price will be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date. Options will be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and satisfaction of all applicable tax withholding. Upon the exercise of any Option, the Exercise Price will be payable to the Company in full in cash or its equivalent, or as determined by the Administrator in its discretion and consistent with the purposes of the 2021 Equity Incentive Plan.

With respect to the “unvested” Shares underlying a Participant’s Option, such Option will terminate immediately upon the date the Participant ceases his/her Continuous Status as an Employee or Consultant for any reason. With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, such Option will terminate in accordance with Section 5.4.1 of the 2021 Equity Incentive Plan. However, a Participant’s Continuous Status as an Employee or Consultant will not automatically terminate solely as a result of such change in status.

Notwithstanding Section 10.5, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company or other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

Stock Appreciation Rights (SARs). A SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as will be determined by the Administrator. The Administrator will have complete discretion to determine the number of SARs granted to any Participant and the terms and conditions of SARs granted, including whether upon exercise the SARs will be settled in Shares or cash pursuant to the provisions set forth in Section 6.5. Each SAR grant will be evidenced by an Award Agreement that will specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as determined by the Administrator. The Exercise Price of a SAR will be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. SARs will expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions in Sections 5.4.

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Stock Awards. Stock Awards may be granted to Employees, Nonemployee Directors and Consultants from time to time and in such amounts as the Administrator will determine in its discretion. Stock Awards may be granted as either Restricted Stock, subject to vesting conditions and other restrictions, or Unrestricted Stock, which will be free of restrictions and freely transferable. The Administrator will determine the form of Stock Award and the number of Shares to be granted to each Participant. Unrestricted Stock Awards will be evidenced by a Notice of Grant, while Restricted Stock Awards will be evidenced by a Restricted Stock Award Agreement.

The Restricted Stock Award Agreement will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, will determine. Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed unless determined otherwise by the Administrator. The Administrator, in its discretion, will impose vesting conditions on Shares of Restricted Stock as it may deem advisable or appropriate. Shares of Restricted Stock that are not vested will be forfeited upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Restricted Stock Units. Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as will be determined by the Administrator in its sole discretion. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Sections 4.1. The Administrator has sole discretion to set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions. The grant of Restricted Stock Units will be evidenced by an Award Agreement, which will specify whether the Restricted Stock Units will be settled in Shares or cash, to be made as soon as reasonably practical upon vesting and upon satisfaction of the vesting conditions. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the 2021 Equity Incentive Plan.

Federal Income Tax Matters

THE FOREGOING IS ONLY A GENERAL SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE 2021 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE. THE U.S. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. TAX CONSEQUENCES FOR ANY PARTICULAR INDIVIDUAL MAY BE DIFFERENT. WE ADVISE PARTICIPANTS TO CONSULT WITH A TAX ADVISOR REGARDING THE TAX IMPLICATIONS OF THEIR TAX AWARDS UNDER THE 2021 EQUITY INCENTIVE PLAN.

Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award or exercise of an Award, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes.

Compliance with Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The 2021 Equity Incentive Plan and each Award Agreement under the 2021 Equity Incentive Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. The Company or any of its Subsidiaries or Parents will have no obligation or liability under the terms of the 2021 Equity Incentive Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

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Incentive Stock Options. ISOs granted under the 2021 Equity Incentive Plan are intended to qualify for favorable tax treatment under Section 422 of the Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Nonstatutory Stock Options. All options that do not qualify as ISOs are referred to as NSOs. Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the 2021 Equity Incentive Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Unrestricted Stock Awards. Generally, the recipient will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient will not recognize taxable income at the time a stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of stock units, the recipient will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

Plan Benefits

The awards that may be granted under the 2021 Equity Incentive Plan to any participant or group of participants are indeterminable at the date of this proxy statement because participation and the types of awards that may be granted under the 2021 Equity Incentive Plan are subject to the discretion of the Administrator. No awards will be granted under the 2021 Equity Incentive Plan before the Annual Meeting.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of our 2021 Equity Incentive Plan. For purposes of the approval of our 2021 Equity Incentive Plan, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” APPROVAL OF THE 2021 EQUITY INCENTIVE PLAN.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of our independent registered public accounting firm. The audit committee has selected and retained the public accounting firm of Baker Tilly US, LLP (“Baker Tilly”) as independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2021. Squar Milner LLP, which was the Company’s independent public accounting firm for fiscal year ended June 30, 2020 and 2019, merged with Baker Tilly on November 1, 2020. Although the audit committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our Amended and Restated Bylaws, the board of directors is submitting the selection of Baker Tilly to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Baker Tilly. In the event our stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

The Company has been advised by Baker Tilly that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of Baker Tilly is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the years ended June 30, 2020 and 2019 are as follows:

	2020	2019
Audit fees(1)	$212,000	$175,000
Audit related fees(2)	-	-
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$212,000	$175,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.” No such fees were incurred during the fiscal years ended June 30, 2020 or 2019.

(3)	Independent Registered Public Accounting Firm did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended June 30, 2020 or 2019.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

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Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Flux Power Holdings, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company audited financial statements for the fiscal year ended June 30, 2020, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2020. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of three non-employee directors, including Ms. Lisa Walters-Hoffert (Chair), Mr. Cosentino and Mr. Robinette. The Board has determined that each of Ms. Walters-Hoffert and Messrs. Cosentino and Robinette is an “independent director” under the listing standards of the NASDAQ.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2020, Baker Tilly US, LLP (formerly Squar Milner LLP, or “Squar”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

On November 1, 2020, the audit practice of Squar Milner, LLP was combined with Baker Tilly US, LLP (“Baker Tilly”) in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners of Baker Tilly. In connection therewith, on November 1, 2020, Squar Milner resigned as auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, Baker Tilly was engaged as its independent registered public accounting firm.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Squar to review the financial statements for the fiscal year ended June 30, 2020. The Audit Committee discussed with a representative of Squar applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Squar, with and without management present, to discuss the overall scope of Squar’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Squar required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Squar its independence, and satisfied itself as to the independence of Squar.

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Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2020 be included in the Company’s Annual Report on Form 10-K filed with the SEC on September 28, 2020.

The Audit Committee of the Board of Directors:

/s/ Lisa Walters-Hoffert, Chair
/s/ Dale Robinette
/s/ John A. Cosentino

Vote Required

The ratification of the appointment of Baker Tilly as our independent auditor requires the approval by the holders of a majority of the shares of our common stock issued and outstanding, present in person or voting by proxy.

Recommendation of the Board of Directors

THE Board of Directors unanimously recommends a vote “FOR”
ratification of the selection of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year 2021.

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PROPOSAL 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

This stockholder advisory vote, commonly known as “say-on-pay” is required pursuant to Section 14A of the Exchange Act and gives our stockholders the opportunity which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

We have a compensation committee that is responsible for reviewing and determining the compensation of our executive officers and making recommendations to our board of directors regarding compensation of our non-employee directors. Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. The board of directors believes that it has taken a responsible approach to compensating our named executive officers given our limited resources. Please read the section titled “Executive Compensation” of this proxy statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or our board of directors. Our board of directors and our compensation committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the board of directors. The affirmative vote of a majority of all votes cast at the Annual Meeting is required for advisory approval of this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of this proposal. Brokers are not authorized to vote without instructions on this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will not be deemed votes cast and will have no effect on the vote outcome.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY

STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE

ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act also enables our stockholders to indicate their preference as to how frequently we should seek an advisory vote on the compensation of our named executive officers.

After careful consideration of this proposal, the board of directors has determined that an advisory vote on executive compensation that occurs every three (3) years is the most appropriate alternative for the Company, and therefore your board of directors recommends that you vote for a three year (3-year) frequency for the advisory vote on executive compensation.

In formulating its recommendation, our board of directors considered that a triennial vote will allow stockholders to better evaluate our executive compensation program in relation to our short- and long-term company performance. Additionally, a triennial vote will provide us with time to respond to stockholder concerns and implement appropriate revisions.

The purpose of this proposal is to assess stockholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of one (1) year, two (2) years or three (3) years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on the board of directors or the Company in any way, the board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the board of directors. You may choose from the following alternatives: every year, every two (2) years, every three (3) years or you may abstain. Brokers are not authorized to vote without instructions on this proposal. The option of one (1) year, two (2) years or three (3) years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. Abstentions and broker non-votes will have no effect on the vote outcome. While the board of directors will consider our stockholders’ preference as reflected in the vote on this proposal in determining how frequently the advisory vote on executive compensation occurs in the future, our board of directors will have the discretion to determine the actual frequency at which the required advisory stockholder vote on the compensation of our named executive officers will be conducted, because the vote on such frequency is only advisory and non-binding. The board of directors’ determination on the actual frequency of such vote will be disclosed in a Form 8-K to be filed in accordance with the rules of the SEC.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A THREE (3) YEAR
FREQUENCY FOR THE FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

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EXECUTIVE OFFICERS

The following table set forth the names and ages of our executive officers as of March 1, 2021.

Name	Age	Position	Officer Since
Ronald F. Dutt(1)	74	Director, Chief Executive Officer and President	2012
Charles A. Scheiwe(1)	54	Chief Financial Officer and Secretary	2018
Jonathan A. Berry	53	Chief Operating Officer	2016

Below is the biography of each executive officer. Mr. Dutt’s biography is provided under “Proposal 1- Election of Directors.”

Charles A. Scheiwe, Chief Financial Officer and Secretary. Mr. Scheiwe joined the Company in July of 2018 and has been acting as the Company’s Controller since July 9, 2018. He was appointed as our chief financial officer and secretary on December 17, 2018. Prior to joining the Company, Mr. Scheiwe was the controller of Senstay, Inc. and provided financial and accounting consulting services to start-up companies from 2016 to 2018. From 2006 to 2016, Mr. Scheiwe was the vice president of finance and controller for GreatCall, Inc. Mr. Scheiwe’s experience in accounting, financial planning and analysis, business intelligence, cash management, and equity management has prepared and qualified him for the position of chief financial officer and secretary of the Company. Mr. Scheiwe has a Bachelor of Science degree in Business Management, with emphasis in Accounting, from the University of Colorado. Mr. Scheiwe also holds a CPA certificate.

Jonathan A. Berry, Chief Operating Officer. Mr. Berry joined the Company in 2016 and has been our director of operations since 2016. On June 29, 2018, he was appointed as our chief operating officer. Prior to joining the Company in 2016, Mr. Berry was Clean Air Power, Inc.’s group operations director and general manager of the USA operations from 2014 to 2016, and operations director of the UK, Australia, and USA market from 2012 to 2014. Mr. Berry’s experience in the development, implementation, and management of all aspects of supply chain, production, and sales has prepared and qualified him for the position of chief operating officer. Mr. Berry attended the Senior Executive Program at Hult Ashridge Business School in London, England, and has an undergraduate degree in Electrical Engineering from the University of Leeds.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten (10) years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

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EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

The following table sets forth information concerning all forms of compensation earned by our named executive officers during the fiscal years ended June 30, 2020 and 2019 for services provided to the Company and its subsidiary.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Ronald F. Dutt, Chief Executive	2020	$195,000	$34,047	$-	$-	$-	$-	$229,047
Officer, President, and Chairman	2019	$178,654	$-	$-	$1,484,356	$-	$-	$1,663,010

Charles A. Scheiwe(2)	2020	$155,000	$27,063	$-	$-	$-	$-	$182,063
Chief Financial Officer and Corporate Secretary	2019	$131,231	$-	$-	$338,021	$-	$-	$469,252

Jonathan Berry, Chief Operating Officer	2020	$160,000	$27,936	$-	$-	$-	$-	$187,936
	2019	$152,500	$-	$-	$338,021	$-	$-	$490,521

(1)	The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718 using the Black-Scholes valuation model with assumptions described in more detail in the notes to our audited financial statements included in this report.

(2)	Mr. Scheiwe became our chief financial officer and secretary on December 17, 2018.

Profit Sharing Plans

We do not have any profit sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

Equity Compensation Plan Information

In connection with the reverse acquisition of Flux Power, Inc. in 2012, we assumed the 2010 Option Plan. As of June 30, 2020, the number of options outstanding to purchase common stock under the 2010 Option Plan was 29,482. No additional options to purchase common stock may be granted under the 2010 Option Plan.

On November 26, 2014, our board of directors approved our 2014 Equity Incentive Plan (“2014 Option Plan”), which was approved by our stockholders on February 17, 2015. The 2014 Option Plan was amended by our board of directors on October 26, 2017 and approved by our stockholders on July 23, 2018. The 2014 Option Plan offers selected employees, directors, and consultants the opportunity to acquire our common stock, and serves to encourage such persons to remain employed by us and to attract new employees. The 2014 Option Plan allows for the award of stock and options, up to 1,000,000 shares of our common stock. We granted 43,850 incentive stock options under the 2014 Option Plan during Fiscal 2016, of which 31,650 remain outstanding at June 30, 2019. No options were granted during Fiscal 2017. We granted 211,800 incentive stock options and 80,700 non-qualified stock options under the 2014 Option Plan during Fiscal 2018. We granted 147,411 incentive stock options and 97,616 non-qualified stock options under the 2014 plan during Fiscal 2019. We granted 15,324 incentive stock options and 3,948 non-qualified stock options under the 2014 plan during Fiscal 2020.

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Equity Compensation Plan Information

Information for our equity compensation plans in effect as of June 30, 2020 is as follows:

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Equity compensation plans approved by security holders(1)	550,694	$11.10	444,057
Equity compensation plans not approved by security holders(2)	28,890	$9.11	-

Total	579,584	$11.00	444,057

(1)	211,800 incentive stock options (“ISO”) and 80,700 non-qualified stock options (“NQSO”) of our common stock were granted under the 2014 Option Plan during the fiscal year ended June 30, 2018. We granted 147,411 incentive stock options and 97,616 non-qualified stock options under the 2014 plan during fiscal year ended June 30, 2019. We granted 15,324 incentive stock options and 3,948 non-qualified stock options under the 2014 plan during the fiscal year ended June 30, 2020. The 2014 Option Plan was approved February 17, 2015, and was amended on October 25, 2017.

(2)	Consists of 7,200 options granted under the 2010 Stock Option Plan (“2010 Option Plan”) and assumed by us in the reverse acquisition. An additional 30,700 non-qualified options were issued. At June 30, 2020, there were 28,890 options outstanding.

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The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity compensation plan awards outstanding as of June 30, 2020 for the named executive officers below:

	Option Awards (1)								Stock Awards
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald Dutt	3/15/2019	28,125	21,875	21,875	$13.60	3/15/2029	-	$-	-	$-
	7/25/2018	29,336	4,191	4,191	19.80	7/25/2028	-	$-	-	$-
	6/29/2018	50,000	-	-	14.40	6/29/2028	-	$-	-	$-
	10/26/2017	43,750	6,250	6,250	4.60	10/26/2027	-	$-	-	$-
	12/22/2015	19,000	-	-	5.00	12/22/2025	-	$-	-	$-
	7/30/2013	17,500	-	-	10.00	7/29/2023	-	$-	-	$-
Charles Scheiwe	3/15/2019	16,875	13,125	13,125	13.60	3/15/2029	-	$-	-	$-
Jonathan Berry	3/15/2019	16,875	13,125	13,125	13.60	3/15/2029	-	$-	-	$-
	6/29/2018	45,500	-	-	14.40	6/29/2028	-	$-	-	$-
	10/26/2017	19,687	2,813	2,813	4.60	10/26/2027	-	$-	-	$-

(1)	The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant.

Aggregated Option/Stock Appreciation Right (“SAR”) exercised and Fiscal year-end Option/SAR value table

Neither our executive officers nor the other individuals listed in the tables above, exercised options or SARs during the fiscal year ended June 30, 2020.

Long-term incentive plans

No long term incentive awards were granted by us in the fiscal year ended June 30, 2020.

Employment Agreements with Executive Officers

On February 12, 2021, we entered into an Amended and Restated Employment Agreement with the Company’s president and chief executive officer, Ronald F. Dutt (the “Dutt Employment Agreement”), which amends and restates the Employment Agreement effective December 11, 2012, as amended (the “Prior Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Dutt Employment Agreement memorialized Mr. Dutt’s continued services as the president and chief executive officer of the Company and its wholly-owned subsidiary, Flux Power, Inc. (“Flux Power”), and the terms pursuant to which he would provide such services. Pursuant to the terms of the Dutt Employment Agreement, Mr. Dutt’s annual base salary is $250,000.

On February 12, 2021, we entered into an Employment Agreement with the Company’s chief financial officer, treasurer and secretary, Charles A. Scheiwe (the “Scheiwe Employment Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Employment Agreement memorialized Mr. Scheiwe’s continued services as the chief financial officer and secretary of the Company, and as chief financial officer/treasurer and secretary of Flux Power. Pursuant to the terms of the Scheiwe Employment Agreement, Mr. Scheiwe’s annual base salary is $190,000.

On February 12, 2021, Flux Power entered into an Employment Agreement with its chief operating officer, Jonathan Berry (the “Berry Employment Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Berry Employment Agreement memorialized Mr. Berry’s continued services as the chief operating officer of Flux Power. Pursuant to the terms of the Berry Employment Agreement, Mr. Berry’s annual base salary is $190,000.

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Under their respective employment agreement, Messrs. Dutt, Scheiwe and Berry, among other things, are (i) eligible for annual target cash bonus and awards of restricted stock units or other equity-based incentive compensation consistent with his position as determined by the Board of Directors (the “Board”) and the Compensation Committee; (ii) entitled to reimbursement for all reasonable business expenses incurred in performing services; and (iii) entitled to certain severance and change of control benefits contingent upon such employee’s agreement to a general release of claims in favor of the company following termination of employment. Messrs. Dutt, Scheiwe and Berry are also eligible to participate in all customary employee benefit plans or programs generally made available to the senior executive officers. Messrs. Dutt, Scheiwe and Berry have each agreed to observe the terms of a standard confidentiality and non-compete agreement for a restricted period of two (2) years. Each of Messrs. Dutt, Scheiwe and Berry employment is “at-will” and may be terminated at any time for any reason.

2020 Gross Margin Bonus Plan

On December 4, 2019, the board of directors adopted a 2020 Gross Margin Plan (“GM Plan”) which provided its executives and key senior employees (“Key Executives”) with a cash bonus equal to 2% of base pay for every additional 1% profit margin achieved based on the increase gross profits for calendar year 2020 and to be paid in the first quarter of calendar year 2021. On August 4, 2020, the compensation committee amended the 2020 GM Plan to allow for the early payment of cash bonuses to Key Executives equal to 2% of base pay for every additional 1% profit margin achieved based on (1) the increase in profit margin first half of calendar year 2020, and (2) an adjustment to the bonuses to be paid in the first quarter of calendar year 2021 based on the profit margin achieved during the second half of calendar year 2020 (“Amended GM Plan”).

On August 7, 2020, the Company made cash bonus payments in the aggregate amount of $225,710 to certain Key Executives (the “Awards”) pursuant to the Amended GM Plan, which included payments of $34,047 to Mr. Dutt, $27,063 to Mr. Scheiwe, and $27,936 to Mr. Berry. The aggregate amount of such bonus payments was included in the accrued expenses in the accompanying balance sheet as of June 30, 2020. The Awards were calculated on the basis of increase in profit margins achieved during the first six (6) months of the calendar year 2020.

Annual Bonus Plan

On November 5, 2020, the Board approved an annual cash bonus plan (the “Annual Bonus Plan”) which allows the compensation committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Annual Bonus Plan is effective for fiscal year 2021 and each fiscal year thereafter (the “Plan Year”). For each Plan Year, the compensation committee will establish an aggregate amount of allocable Bonus under the Annual Bonus Plan and determine the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. The Participation Criteria for fiscal year 2021 is based on the Company achieving certain performance targets based on annual revenue, gross margin, operation expense and new business development. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

In addition, on November 5, 2020, the Board approved an annual cash bonus plan (the “Annual Bonus Plan”) which allows the compensation committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Annual Bonus Plan is effective for fiscal year 2021 and each fiscal year thereafter (the “Plan Year”). For each Plan Year, the compensation committee will establish an aggregate amount of allocable Bonus under the Annual Bonus Plan and determine the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. The Participation Criteria for fiscal year 2021 is based on the Company achieving certain performance targets based on annual revenue, gross margin, operation expense and new business development. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

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On November 5, 2020, the Board approved target cash bonuses under the Annual Bonus Plan for fiscal year 2021 (“2021 Bonus Grant”) to the following executive officers, which target bonus was calculated based on percentage of the executive’s current base salary:

Name	Position	Current Base Salary	Percentage of Salary	Target Cash Bonus
Ronald F. Dutt	Chief Executive Officer	$250,000	50%	$125,000
Charles Scheiwe	Chief Financial Officer	$190,000	35%	$66,500
Jonathan Berry	Chief Operating Officer	$190,000	35%	$66,500

Under the 2021 Bonus Grant, the Company’s executives are eligible to receive cash incentive bonus payments based on the target cash bonus amount and on the achievement of financial targets and corporate objectives as follows:

Achievements	Minimum	Target	Maximum
Bonus payments based on Target Cash Bonus Amount	70%	100%	150%

Amendment to 2014 Equity Incentive Plan

On November 5, 2020, the Board approved an amendment to the Company’s 2014 Equity Incentive Plan, as amended (the “2014 Plan”), to include the right to grant Restricted Stock Units (“RSUs”) under the 2014 Plan. All of the Company’s executive officers are eligible to participate in the 2014 Plan.

Restricted Stock Unit Grants

On November 5, 2020, the Board approved the grant of RSUs under the 2014 Plan to certain employees of the Company or its subsidiary, Flux Power, Inc. The RSUs are subject to the terms and conditions provided in (i) the form of Restricted Stock Unit Award Agreement which is time based (“Time Based Awards”), and (ii) the form of Performance Restricted Stock Unit Award Agreement which is performance based (“Performance Based Awards”). In addition, the compensation committee approved the grant of one-time retention based RSUs pursuant to the form of the Restricted Stock Unit Award Agreement (“Retention Awards”).

The following executive officers and key employees of the Company were granted RSUs under the 2014 Plan in the amounts and according to the vesting schedule indicated below:

Time Based Awards:

Name	Position	No. of RSUs	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	6,607	Three Years from Award’s grant date
Charles Scheiwe	Chief Financial Officer	3,515	Three Years from Award’s grant date
Jonathan Berry	Chief Operating Officer	3,515	Three Years from Award’s grant date

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Performance Based Awards:

Name	Position	No. of RSUs Maximum Grant	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	9,910	Vest in installments of up to one-third annually based on target performance goals*
Charles Scheiwe	Chief Financial Officer	5,272	Vest in installments of up to one-third annually based on target performance goals*
Jonathan Berry	Chief Operating Officer	5,272	Vest in installments of up to one-third annually based on target performance goals*

* The performance target for the RSU will be based on EBITDAS (earnings before interest expense (excluding interest income), taxes, depreciation, amortization and stock-based compensation expense).

Retention Awards:

Name	Position	No. of RSUs	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	13,214	Three Years from Award’s grant date
Charles Scheiwe	Chief Financial Officer	7,030	Three Years from Award’s grant date
Jonathan Berry	Chief Operating Officer	7,030	Three Years from Award’s grant date

Incentive Plans

We will continue to explore and evaluate different long-term and short-term incentives to help attract, retain and motivate our employees to align their interest to our business and financial success through the use of equity award and cash bonuses.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of March 1, 2021, we had a total of 12,703,847 shares of common stock issued and outstanding.

The following table sets forth, as of March 1, 2021, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of more than five percent (5%) of our outstanding common stock. Unless otherwise indicated, the business address of each of our directors, executive officers and beneficial owners of more than five percent (5%) of our outstanding common stock is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		% of Ownership
Officers and Directors
Michael Johnson, Director	4,465,411	(2)	36.1%
Ronald Dutt, Chief Executive Officer, President, and Director	229,188	(3)	1.8%
Charles A Scheiwe, Chief Financial Officer and Secretary	27,500	(4)	*
Jonathan A. Berry, Chief Operating Officer	92,386	(5)	*
John A. Cosentino, Director	63,975	(6)	*
Lisa Walters-Hoffert, Director	2,467	(7)	*
Dale Robinette, Director	2,467	(8)	*
All Officers and Directors as a group (7 people)	5,083,394		38.3%

5% Stockholders
Cleveland Capital Management L.L.C. 1250 Linda Street, Suite 304 Rocky River, OH 44116	842,529	(9)	6.6%

Invesco Ltd. 1555 Peachtree Street NE, Suite 1800 Atlanta, GA 30309	856,486	(10)	6.7%

* Represents less than 1% of shares outstanding.

(1)	All addresses above are 2685 S. Melrose Drive, Vista, California 92081, unless otherwise stated.
(2)	Includes 4,433,757 shares of common stock held by Esenjay Investments, LLC, of which Mr. Johnson is the sole director and beneficial owner, (ii) 10,717 shares of common stock issuable to Mr. Johnson upon exercise of stock options, and (iii) 220,937 shares of common stock issuable to Esenjay upon conversion of outstanding principal under the LOC.
(3)	Includes 21,660 shares of common stock and 207,528 shares of common stock issuable upon exercise of stock options.
(4)	Includes 5,000 shares of common stock and 22,500 shares of common stock issuable upon exercise of stock options.
(5)	Includes 1,875 shares of common stock and 90,511 shares of common stock issuable upon exercise of stock options.
(6)	Includes 62,670 shares of common stock and 1,305 shares of common stock issuable upon exercise of stock options.
(7)	Includes 2,467 shares of common stock issuable upon exercise of stock options.
(8)	Includes 2,467 shares of common stock issuable upon exercise of stock options.
(9)	Based on Amendment No. 4 to Schedule 13G (“Schedule 13G”) filed jointly by Cleveland, Wade Massad and Cleveland Capital Management, L.L.C. with the SEC on February 16, 2021. Reflects 842,529 shares of common stock beneficially owned by certain private funds managed by Cleveland Capital Management, L.L.C., or by its principals.
(10)	Based on Schedule 13G filed by Invesco Ltd. On February 16, 2021. Invesco Capital Management LLC is a subsidiary of Invesco Ltd. and it advises the Invesco WilderHill Clean Energy ETF which owns the common stock. However, no one individual has greater than 5% economic ownership. The shareholders of the fund have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of securities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent (10%) of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of common stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2020, were timely filed except for a late filing of a Form 4 by Michael Johnson for a transaction dated June 2, 2020.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of certain relationships and transactions, including transactions since July 1, 2018 to March 1, 2021 and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described under the section titled relating to Proposal 1 relating to Election of Directors in this proxy statement and section titled “Executive Compensation.”

2020 Private Placement

From April 2020 to July 2020, pursuant to private placement offerings, we sold and issued an aggregate of 1,141,250 shares of common stock, at $4.00 per share, for an aggregate purchase price of $4,565,000 in cash to twenty-seven (27) accredited investors. Esenjay, our major shareholder and an entity controlled by our director, Mr. Johnson, participated in the offering in the amount of $300,000. In addition, Mr. Cosentino, one of our directors, also participated in the offering in the amount of $250,000.

Credit Facility Agreement

On March 22, 2018, Flux Power entered into a credit facility agreement with Esenjay with a maximum borrowing amount of $5,000,000 (the “Original Credit Facility Agreement”). The Original Credit Facility Agreement and secured notes issued (the “LOC Notes”) to the lenders (the “Lenders”) in connection with the credit facility was subsequently amended and restated multiple times to allow for, among other things, an increase in the maximum principal amount available under line of credit (“LOC”) to $12,000,000, additional lenders (including Cleveland Capital, L.P., or Cleveland) and extensions of the maturity date to September 30, 2021. As an inducement to the Lenders for entering into amended notes, on December 31, 2019, we granted the Lenders the right to convert, in whole or in parts, all of the outstanding principal amount and accrued and unpaid interest into shares of common stock, $0.001 par value, at the conversion price equal to the purchase price at the next financing of at least $1,000,000 on or after December 31, 2019. As of June 30, 2019, there was $6,405,00 outstanding under the LOC consisting of advances of $2,405,000 by Esenjay, $2,000,000 by Cleveland, and the balance of $2,000,000 by other Lenders.

In connection with our private placement of up to 2,000,000 shares of our common stock, par value $0.001 to accredited investors for an aggregate amount of up to approximately $8,000,000, or $4.00 per share of common stock (the “Offering”), we completed an initial closing of the Offering on June 30, 2020. As a result of the initial closing of the Offering, the conversion price under their respective LOC Notes became fixed at $4.00 per share, which was the price per share of common stock sold under the Offering. On June 30, 2020, Esenjay converted $4,400,000 of its LOC Note, which consisted of principal plus accrued interest, into 1,100,000 shares of common stock at $4.00 per share (“Conversion”). On June 26, 2020, Esenjay partially assigned $1,350,000 of its LOC Note to certain creditors of Esenjay as settlement of obligations owed by Esenjay to such creditors. As of June 30, 2020, there was approximately $5,290,000 in principal outstanding under the LOC, consisting of advances of $984,000 by Esenjay, $1,720,000 by Cleveland, and $2,586,000 by other Lenders. In August 2020, we made a payment of $1,000,000 to some of our lenders, including $600,000 to Esenjay, as partial repayment of outstanding principal under the LOC Notes.

On August 31, 2020, we entered into a certain Third Amended and Restated Credit Facility Agreement to (i) extend the maturity date from December 31, 2020 to September 30, 2021, and (ii) to include outstanding obligations for an aggregate amount of approximately $564,000, consisting of $500,000 in principal and approximately $64,000 in accrued interest, under the Esenjay Note, into the LOC (“Notes Consolidation”). As of August 31, 2020, after the Notes Consolidation there was approximately $4,396,000 in principal outstanding.

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In November 2020 and January 2021, six (6) note holders holding an aggregate of approximately $3,749,000 in principal and accrued interest outstanding under the LOC elected to convert their Notes into 937,317 shares of common stock, which included conversion of approximately $1,824,000 into 456,074 shares of common stock by Cleveland. As of March 1, 2021, there was approximately $884,000 in principal outstanding under Esenjay’s LOC Note, and $11,116,000 available for draw under the LOC. The Esenjay’s LOC Note bears an interest rate of 15% per annum and has a maturity date of September 30, 2021.

To secure the obligations under the LOC Notes, Flux Power entered into an Amended and Restated Security Agreement dated March 28, 2019 with the Lenders (the “Amended Security Agreement”). The Amended Security Agreement amended and restated the Guaranty and Security Agreement dated March 22, 2018, by and between Flux Power and Esenjay, to among other things, amend such agreement to include Cleveland and the other Lenders as additional secured parties to the Amended Security Agreement and appoint Esenjay as collateral agent.

Cleveland Loan

On July 3, 2019, Flux Power entered into a loan agreement with Cleveland for $1,000,000 (the “Cleveland Loan”). In connection with the Cleveland Loan, on July 3, 2019, Flux Power issued Cleveland an unsecured short-term promissory note in the amount of $1,000,000, bearing an interest rate of 15% (the “Unsecured Promissory Note”). In connection with the Cleveland Loan, we issued Cleveland a three-year warrant (the “Cleveland Warrant”) to purchase common stock in a number equal to 0.5% of the number of shares of common stock outstanding after giving effect to the total number of shares of common stock to be sold in a contemplated public offering and with an exercise price equal to the per share public offering price.

On September 1, 2019, Flux Power entered into the First Amendment to the Unsecured Promissory Note pursuant to which the maturity date of the Unsecured Promissory Note was modified from September 1, 2019 to December 1, 2019 (the “First Amendment”). In connection with the First Amendment, we replaced the Cleveland Warrant with the Amended and Restated Warrant Certificate (the “Amended Warrant”). The Amended Warrant increased the warrant coverage from 0.5% to 1% of the number of shares of common stock outstanding after giving effect to the total number of shares of common stock sold in the next private or public offering. In addition, the exercise price was also changed to equal the per share price of common stock sold in such offering.

Subsequent to December 2019, Flux Power entered into seven (7) amendments pursuant to which the maturity date was extended from time to time (with the final amendment reflecting a maturity date of August 31, 2020), and all accrued and unpaid interest as of the time of the respective amendment was capitalized to the principal amount. As of June 30, 2020, there was $1,157,000 in principal outstanding under the Cleveland Note. On August 19, 2020, the Company paid Cleveland the entire remaining principal balance due under the Cleveland Loan, together with all accrued interest payable as of August 19, 2020, in an aggregate amount of approximately $978,000.

Esenjay Loan

On March 9, 2020, we entered into a convertible promissory note with Esenjay (“Original Esenjay Note”) pursuant to which Esenjay provided a loan in the principal amount of $750,000, bearing an interest rate of 15% per annum (the “Esenjay Loan”). On June 2, 2020, the Original Esenjay Note was amended and restated to (i) extend the maturity date from June 30, 2020 to September 30, 2020, and (ii) to increase the principal amount outstanding under the Esenjay Note from $750,000 to $1,400,000 (the “Esenjay Note”). The outstanding obligations under the Esenjay Note were convertible into shares of common stock at the cash price per share of the equity securities paid by purchasers in the offering at any time upon consummation of an offering of equity securities of at least $1,000,000 before the maturity date.

On June 30, 2020, in connection with the completion of our initial closing of the Offering, the principal amount outstanding under the Esenjay Note became convertible into shares of common stock at $4.00 per share, which was the cash price per share of the Offering. On June 26, 2020 and July 22, 2020, Esenjay assigned an aggregate of $900,000 of the Esenjay Note (“Esenjay Assignment”) to three (3) accredited investors, which were converted into an aggregate of 225,000 shares of common stock at $4.00 per share. On August 31, 2020, the outstanding obligations under the Esenjay Note of approximately $564,000, consisting of $500,000 in principal and approximately $64,000 in accrued interest, was consolidated into the LOC. See Credit Facility Agreement above.

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Other Loan Agreements With Esenjay

Between October 2011 and September 2012, we entered into three debt agreements with Esenjay. The three debt agreements consisted of a Bridge Loan Promissory Note (“Bridge Note”), a Secondary Revolving Promissory Note (“Revolving Note”) and an Unrestricted Line of Credit (“Unrestricted LOC”). On December 31, 2015, the Bridge Note and the Revolving Note expired, leaving the Unrestricted LOC available for future draws. The Unrestricted LOC had a maximum borrowing amount of $10,000,000, was convertible at a rate of $6.00 per share, bore interest at 8% per annum and was to mature on January 31, 2019. On October 31, 2018, we entered into an Early Note Conversion Agreement pursuant to which Esenjay converted the outstanding principal amount of $7,975,000 plus accrued and unpaid interest of $1,041,280 under the Bridge Note, Revolving Note and the Unrestricted LOC into 1,502,714 shares of our common stock. In connection with the Early Note Conversion Agreement, we issued an additional 26,802 shares of common stock to Esenjay and recorded the issuance as interest expense at the stock’s fair value of approximately $466,000.

Stockholder Short Term Lines of Credit

On October 26, 2018, we entered into a credit facility agreement with a related party, pursuant to which Cleveland agreed to make available to Flux a line of credit (“2018 Cleveland LOC”) in a maximum principal amount at any time outstanding of up to $2,000,000 with a maturity date of December 31, 2018. The 2018 Cleveland LOC has an origination fee in the amount of $20,000, which represents 1% of the 2018 Cleveland LOC, and carries a simple interest of 12% per annum. Interest is calculated on the basis of the actual daily balances outstanding under the 2018 Cleveland LOC. The 2018 Cleveland LOC was repaid on December 27, 2018.

Transactions with Epic Boats

The Company subleased office and manufacturing space to Epic Boats (an entity founded and controlled by Chris Anthony, our former board member and former Chief Executive Officer) in our facility in Vista, California pursuant to a month-to-month sublease agreement. Pursuant to this agreement, Epic Boats paid Flux Power ten percent (10%) of facility costs through the end of our lease agreement which was June 30, 2019.

The Company received $18,000 for the year ended June 30, 2019 from Epic Boats under the sublease rental agreement which is recorded as a reduction to rent expense and the customer deposits discussed below.

As of June 30, 2019, the customer deposit totaling approximately $84,000 was recognized as Other Income since Epic Boats has released that deposit liability. There were no customer deposits related to such products as of June 30, 2019 and there were no receivables outstanding from Epic Boats as of June 30, 2019.

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STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING

Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to Flux Power Holdings, Inc., c/o Charles A. Scheiwe, Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty days (120) days and not more than one hundred fifty days (150) days before the anniversary of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed. Such stockholder’s notice should provide (a) as to each person whom such stockholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to our Amended and Restated Bylaws, which can be found at:

https://www.sec.gov/Archives/edgar/data/1083743/000121478212000041/ex3-1.htm.

In addition, the Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Company.

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

A stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2022 Annual Meeting of Stockholders, must deliver a written copy of their proposal no later than November 15, 2021, which is one hundred twenty (120) days before the anniversary date of the release of this proxy statement. If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, and the Amended and Restated Bylaws of the Company in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder who wishes to submit a proposal or nominate a candidate to serve as a director at the 2022 Annual Meeting of Stockholders outside the processes of Rule14a-8 under the Exchange Act and therefore will not be included in the Company’s proxy statement for such meeting must timely deliver a written notice in accordance with the requirements, including eligibility and information required in such notice, in accordance with the Company’s Amended and Restated Bylaws. If notice of any such proposal is not received by the Company at its principal executive offices on or before January 28, 2022 (forty-five (45) calendar days prior to the anniversary of the mailing date of this proxy statement) then such proposal will be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).

If the date of our 2022 Annual Meeting has been changed by more than thirty (30) days from the date of our 2021 Annual Meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2022 Annual Meeting.

Mailing Instructions

Stockholder written proposals should be delivered to Flux Power Holdings, Inc., c/o Charles A. Scheiwe, Secretary, 2685 S. Melrose Drive, Vista, California 92081. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

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ADDITIONAL INFORMATION

Annual Report

Any person who was a beneficial owner of our common stock on the record date for the Annual Meeting may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such record date. Requests should be directed to Flux Power Holdings, Inc., Attention: Charles Scheiwe, Secretary, 2685 S. Melrose Drive, Vista, California 92081.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Issuer Direct Corporation, or you are in possession of stock certificates): Please deliver written request to Corporate Secretary, at investor@fluxpower.com, or mail to written requests to Flux Power Holdings, Inc., Attention: Charles Scheiwe, Secretary, 2685 S. Melrose Drive, Vista, California 92081.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Issuer Direct Corporation, our transfer agent, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

Delivery of Notice and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Mr. Scheiwe, or Secretary, orally by telephone (877) 505-3589, by email at investor@fluxpower.com or in writing to Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

	By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
March 15, 2021		Executive Chairman, Chief Executive Officer and President

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APPENDIX A

FLUX POWER HOLDINGS, INC.

2021 EQUITY INCENTIVE PLAN

Effective February 24, 2021

FLUX POWER HOLDINGS, INC.

2021 EQUITY INCENTIVE PLAN

Effective February 24, 2021

The Board of Directors of Flux Power Holdings, Inc. (the “Company”) hereby adopts in its entirety the Flux Power Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”), as of February 24, 2021 (“Plan Adoption Date”). Unless otherwise defined, terms with initial capital letters are defined in Section 2 below.

SECTION 1
BACKGROUND AND PURPOSE

1.1 Background The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Stock Awards and Restricted Stock Units.

1.2 Purpose of the Plan The Plan is intended to attract, motivate and retain the following individuals: (a) employees of the Company or its Affiliates; (b) consultants who provide significant services to the Company or its Affiliates and (c) directors of the Company or any of its Affiliates who are employees of neither the Company nor any Affiliate. The Plan is also designed to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s shareholders.

SECTION 2
DEFINITIONS

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

2.1 “Administrator” means, collectively the Board, and/or one or more Committees, and/or one or more executive officers of the Company designated by the Board to administer the Plan or specific portions thereof.

2.2 “Affiliate” means any corporation or any other entity (including, but not limited to, Subsidiaries, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

2.3 “Applicable Law” means the legal requirements relating to the administration of Options, SARs, Stock Awards and Restricted Stock Units and similar incentive plans under any applicable laws, including but not limited to federal and state employment, labor, privacy and securities laws, and the Code.

2.4 “Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Stock Awards and/or Restricted Stock Units.

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2.5 “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan, including the Grant Date.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Change in Control” means the occurrence of any of the following events:

(a) Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934 (“Exchange Act”), becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities;

(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) The consummation of a liquidation or dissolution of the Company;

(d) The consummation of a merger or consolidation of the Company with any other Person, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;

(e) Other events specified by the Administrator in the Participant’s Award Agreement.

2.8 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9 “Committee” means the compensation committee of the Board or such other committee satisfying Applicable Laws appointed by the Board to administer the Plan, in accordance with Section 3 of the Plan.

2.10 “Company” means Flux Power Holdings, Inc., a Nevada corporation, or any successor thereto.

2.11 “Consultant” means any consultant, independent contractor or other person who provides significant services to the Company or its Affiliates or any employee or affiliate of any of the foregoing, but who is neither an Employee nor a Director.

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2.12 “Continuous Status” as an Employee or Consultant means that a Participant’s employment or service relationship with the Company or any Affiliate is not interrupted or terminated. “Continuous Status” shall not be considered interrupted in the following cases: (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Subsidiary or successor. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such reemployment is not so guaranteed, then on the one hundred eighty-first (181st) day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option.

2.13 “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.14 “Director” means any individual who is a member of the Board of Directors of the Company or an Affiliate of the Company.

2.15 “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.16 “Employee” means any individual who is a common-law employee of the Company or of an Affiliate.

2.17 “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option, and the price used to determine the number of Shares payable to a Participant upon the exercise of a SAR.

2.18 “Fair Market Value” means the price of a Share on the relevant date, determined by the Committee in good faith on such basis as it deems appropriate. Notwithstanding the foregoing, in the case of a sale of the Company or disposition by the Company of all or substantially all of the Company’s assets, Fair Market Value shall immediately, for all purposes of this Plan, be determined by the sale price of the Company’s common stock or the sale price of its assets less any remaining liabilities.

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2.19 “Fiscal Year” means a fiscal year of the Company.

2.20 “Grant Date” means with respect to an Award, the effective date an Award is granted.

2.21 “Incentive Stock Option” means an Option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

2.22 “Individual Objectives” means as to a Participant, the objective and measurable goals set by a “management by objectives” process and approved by the Administrator in its discretion.

2.23 “Misconduct” means any of the following: (i) Participant is convicted of, or pleads nolo contendere to, (A) any felony or (B) any misdemeanor involving fraud or dishonesty; (ii) Participant’s engagement in any gross insubordination, willful malfeasance, fraud, dishonesty or other conduct or activity in the performance of his or her obligations hereunder or otherwise as an employee or service provider of the Company that is reasonably likely to cause, or does cause, damage to the business of the Company (or any of its affiliates or subsidiaries), as determined in good faith by the Board; (iii) Participant’s embezzlement of funds or assets from the Company (or any of its affiliates or subsidiaries); or (iv) Participant’s willful failure or refusal to perform Participant’s covenants, duties or responsibilities as a service provider for 10 days following written notice from the Company describing such failure or refusal in reasonable detail or Participant’s violation of any duty of loyalty to the Company or a breach of Participant’s fiduciary duty involving personal profit.

2.24 “Nonemployee Director” means a Director who is not employed by the Company or an Affiliate.

2.25 “Nonqualified Stock Option” means an option to purchase Shares that is not intended to be an Incentive Stock Option.

2.26 “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

2.27 “Participant” means an Employee, Nonemployee Director or Consultant who has an outstanding Award.

2.28 “Plan” means this Flux Power Holdings, Inc. 2021 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

2.29 “Restricted Stock Units” means an Award granted to a Participant pursuant to Section 8. An Award of Restricted Stock Units constitutes a promise to deliver to a Participant a specified number of Shares, or the equivalent value in cash, upon satisfaction of the vesting requirements set forth in the Award Agreement. Each Restricted Stock Unit represents the right to receive one Share or the equivalent value in cash.

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2.30 “Retirement” shall mean the voluntary Termination by a Participant when such Participant’s age plus years of service with the Company and/or Subsidiary equals or exceeds seventy five (75).

2.31 “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time, or any state law equivalent.

2.32 “Shares” means shares of common stock, $0.001 par value, of the Company.

2.33 “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Section 6. Upon exercise, a SAR gives a Participant a right to receive a payment in cash, or the equivalent value in Shares, equal to the difference between the Fair Market Value of the Shares on the exercise date and the Exercise Price. Both the number of SARs and the Exercise Price are determined on the Grant Date. For example, assume a Participant is granted 100 SARs at an Exercise Price of $10 and the notice of grant specifies that the SARs will be settled in Shares. Also assume that the SARs are exercised when the underlying Shares have a Fair Market Value of $20 per Share. Upon exercise of the SAR, the Participant is entitled to receive 50 Shares [(($20-$10)*100)/$20].

2.34 “Stock Award” means an Award granted to a Participant pursuant to Section 7. A Stock Award constitutes a transfer of ownership of Shares to a Participant from the Company. A Stock Award may be unrestricted and freely transferable (“Unrestricted Stock”), or subject to restrictions against transferability, assignment, and hypothecation (“Restricted Stock”). Under the terms of a Restricted Stock Award, the restrictions against transferability are removed when the Participant has met the specified vesting conditions. Vesting can be based on continued employment of service over a stated service period, or on the attainment of specified performance objectives. If employment or service is terminated prior to vesting, the unvested Shares of Restricted Stock revert back to the Company. An Award of Unrestricted Stock is not subject to vesting conditions.

2.35 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3
ADMINISTRATION

3.1 The Administrator. The Administrator shall be appointed by the Board of Directors from time to time.

3.2 Authority of the Administrator. It shall be the duty of the Administrator to administer the Plan in accordance with the Plan’s provisions and in accordance with Applicable Law. The Administrator shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to make recommendations to the Board regarding the following: (a) which Employees, Consultants and Directors shall be granted Awards; (b) the terms and conditions of the Awards, (c) interpretation of the Plan, (d) adoption of rules for the administration, interpretation and application of the Plan as are consistent therewith and (e) interpretation, amendment or revocation of any such rules.

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3.3 Delegation by the Administrator. The Administrator, in its discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors.

3.4 Decisions Binding. All determinations and decisions made by the Administrator, the Board and any delegate of the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by Applicable Law.

SECTION 4
SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to adjustment, as provided in Section 9.1, the total combined number of Shares and Restricted Stock Units available for grant at any time under the Plan shall be 2,000,000 Shares. Shares granted under the Plan may be authorized but unissued Shares or reacquired Shares bought on the market or otherwise.

4.2 Lapsed Awards. If any Award made under the Plan expires, or is forfeited or cancelled, or otherwise exercised without delivery of Shares, such undelivered Shares shall become available for future Awards under the Plan.

4.3 Legal Compliance. Awards and Shares shall not be issued pursuant to the making or exercise of an Award unless the exercise of Options and rights and the issuance and delivery of Shares shall comply with Applicable Law, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any Award made in violation hereof shall be null and void.

4.4 Investment Representations. As a condition to the exercise of an Option or other right, the Company may require the person exercising such Option or right to represent and warrant at the time of exercise that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

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SECTION 5
STOCK OPTIONS

The provisions of this Section 5 are applicable to Options granted to Employees, Nonemployee Directors and Consultants. Such Participants shall also be eligible to receive other types of Awards as set forth in the Plan.

5.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted at any time and from time to time as determined by the Administrator in its discretion. The Administrator may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof, and the Administrator, in its discretion and subject to Sections 4.1, shall determine the number of Shares subject to each Option.

5.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise the Option, and such other terms and conditions as the Administrator, in its discretion, shall determine. The Award Agreement shall also specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3 Exercise Price. The Administrator shall determine the Exercise Price for each Option subject to the provisions of this Section 5.3.

5.3.1 Nonqualified Stock Options. Unless otherwise specified in the Award Agreement, in the case of a Nonqualified Stock Option, the per Share exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, as determined by the Administrator.

5.3.2 Incentive Stock Options. The grant of Incentive Stock Options shall be subject to the following limitations:

(a) The Exercise Price of an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date;

(b) Incentive Stock Options may be granted only to persons who are, as of the Grant Date, Employees of the Company or a Subsidiary, and may not be granted to Nonemployee Directors or Consultants. In the event the Company fails to obtain shareholder approval of the Plan within twelve (12) months from the Plan Adoption Date, all Options granted under this Plan designated as Incentive Stock Options shall become Nonqualified Stock Options and shall be subject to the applicable provisions of this Section 5.

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(c) To the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3.2(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted; and

(d) In the event of a Participant’s change of status from Employee to Consultant or Director, an Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option three (3) months and one (1) day following such change of status.

5.3.3 Substitute Options. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Directors or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer.

5.4 Expiration of Options

5.4.1 Expiration Dates. With respect to the “unvested” Shares (as determined under the Participant’s Award Agreement) underlying a Participant’s Option, such Option shall terminate immediately upon the date Participant ceases his/her Continuous Status as an Employee or Consultant for any reason. With respect to the “vested” Shares underlying a Participant’s Option, unless otherwise specified in the Award Agreement, such Option shall terminate as follows upon the earliest to occur:

(a) Date in Award Agreement. The date for termination of the Option set forth in the written Award Agreement;

(b) Termination of Continuous Status as Employee or Consultant. The last day of the three (3)-month period following the date the Participant ceases his/her Continuous Status as an Employee or Consultant (other than termination for a reason described in subsections (c), (d), (e), or (f) below);

(c) Misconduct. In the event a Participant’s Continuous Status as an Employee or Consultant terminates because the Participant has performed an act of Misconduct as determined by the Administrator, all unexercised Options held by such Participant shall expire upon the Participant’s receipt of written notice from the Company of such termination due to Misconduct;

(d) Disability. In the event that a Participant’s Continuous Status as an Employee or Consultant terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option at any time within one-hundred and eighty (180) days from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement);

(e) Death. In the event of the death of a Participant, the Option may be exercised at any time within three-hundred and sixty (360) days following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance;

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(f) Retirement. In the event a Participant’s Retirement, the Option may be exercised at any time prior to the Maximum Expiration Date (as defined in Section 5.4.1(f)) of such Option; or

(g) Maximum Expiration Date. Unless otherwise specified above, an Option shall expire no more than ten (10) years from the Grant Date; provided, however, that if an Incentive Stock Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, such Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

5.4.2 Change in Status. In the event a Participant’s status has changed from Consultant to Employee, or vice versa, a Participant’s Continuous Status as an Employee or Consultant shall not automatically terminate solely as a result of such change in status.

5.4.3 Administrator Discretion. Notwithstanding the foregoing the Administrator may, after an Option is granted, extend the maximum term of the Option (subject to limitations applicable to Incentive Stock Options).

5.5 Exercisability of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall determine in its discretion, as set forth in the Award Agreement. After an Option is granted, the Administrator, in its discretion, may accelerate the exercisability of the Option.

5.6 Exercise and Payment. Options shall be exercised by the Participant’s delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and satisfaction of all applicable tax withholding.

5.6.1 Form of Consideration. Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Administrator, in its discretion, also may permit the exercise by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or by any other means which the Administrator, in its discretion, determines to provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

5.6.2 Delivery of Shares. Unless otherwise specified in the Award Agreement, shares acquired by Participant pursuant to the exercise of an Option shall be held by the Company as escrow agent.

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SECTION 6
STOCK APPRECIATION RIGHTS

6.1 Grant of SARs. Subject to the terms of the Plan, a SAR may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time as shall be determined by the Administrator.

6.1.1 Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

6.1.2 Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have discretion to determine the terms and conditions of SARs granted under the Plan, including whether upon exercise the SARs will be settled in Shares or cash. However, the Exercise Price of a SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

6.2 Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its discretion, shall determine.

6.3 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the term of the SAR, the conditions of exercise and such other terms and conditions as the Administrator shall determine.

6.4 Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator in its discretion as set forth in the Award Agreement, or otherwise pursuant to the provisions relating to the expiration of Options as set forth in Sections 5.4.

6.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to Shares, or the equivalent value in cash, from the Company in an amount determined by dividing the Fair Market Value of a Share on the exercise date by the following: (a) the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price, times (b) the number of Shares with respect to which the SAR is exercised. If the Administrator designates in the Award Agreement that the SAR will be settled in cash, upon Participant’s exercise of the SAR the Company shall make a cash payment to Participant as soon as reasonably practical.

SECTION 7
STOCK AWARDS

7.1 Grant of Award. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Stock Awards to Employees, Nonemployee Directors and Consultants in such amounts as the Administrator, in its discretion, shall determine. Stock Awards may be granted as either Restricted Stock, subject to vesting conditions and other restrictions, or Unrestricted Stock. The Administrator shall determine the form of Stock Award and the number of Shares to be granted to each Participant. Unrestricted Stock Awards shall be evidenced by a Notice of Grant, while Restricted Stock Awards shall be evidenced by a Restricted Stock Award Agreement.

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7.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

7.3 Vesting and Forfeiture of Restricted Stock Awards. The Administrator, in its discretion, shall impose vesting conditions on Shares of Restricted Stock as it may deem advisable or appropriate. Shares of Restricted Stock that are not vested shall be forfeited upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant.

7.3.1 Vesting Conditions. The Administrator may set restrictions based upon the achievement of vesting Conditions that are based on specific performance objectives (Company-wide, business unit, or individual), or any other basis determined by the Administrator in its discretion.

7.3.2 Legend on Certificates. The Administrator, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

7.4 Removal of Restrictions. The Administrator, in its discretion, may accelerate the time at which any restrictions shall lapse or be removed. Upon satisfaction of the vesting conditions applicable to the Period of Restriction, the Shares shall no longer be subject to forfeiture.

7.5 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

7.6 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

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SECTION 8
RESTRICTED STOCK UNITS

8.1	Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Employees, Nonemployee Directors and Consultants at any time and from time to time, as shall be determined by the Administrator in its sole and absolute discretion.

8.1.1 Number of Restricted Stock Units. The Administrator will have complete discretion in determining the number of Restricted Stock Units granted to any Participant under an Award Agreement, subject to the limitations in Sections 4.1.

8.1.2 Value of a Restricted Stock Unit. Each Restricted Stock Unit granted under an Award Agreement represents the right to receive one Share, or the equivalent value in cash, upon satisfaction of the vesting conditions specified in the Award Agreement.

8.2	Vesting Conditions. In its sole and absolute discretion, the Administrator will set the vesting provisions, which may include any combination of time-based or performance-based vesting conditions.

8.3	Form and Timing of Payment. The Administrator shall specify in the Award Agreement whether the Restricted Stock Units shall be settled in Shares or cash. In either case, upon vesting payment will be made as soon as reasonably practical upon satisfaction of the vesting conditions.

8.4	Cancellation of Restricted Stock Units. On the earlier of the cancellation date set forth in the Award Agreement or upon the termination of Participant’s Continuous Status as an Employee, Nonemployee Director or Consultant, all unvested Restricted Stock Units will be forfeited to the Company, and again will be available for grant under the Plan.

SECTION 9
ADJUSTMENTS UPON CHANGES IN COMMON STOCK;

OTHER CORPORATE EVENTS

9.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and the numerical Share limits in Section 4.1 of the Plan.

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9.2 Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

9.3 Corporate Transaction.

9.3.1 The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Administrator at the time of grant of an Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Administrator will take one or more of the following actions with respect to Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Award or to substitute a similar Award for the Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of the Shares issued pursuant to the Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Administrator determines (or, if the Administrator does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Administrator;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Award;

(v) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for no consideration ($0) or such consideration, if any, as determined by the Administrator; or

(vi) cancel or arrange for the cancellation of the Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for a payment, in such form as may be determined by the Administrator, equal to the excess, if any, of (A), the per share amount (or value of property per share) payable to holders of the Shares in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Award, multiplied by the number of Shares subject to the Award. For clarity, this payment may be $0 if the amount per share (or value of property per share) payable to the holders of the Shares is equal to or less than the per share exercise price of the Award. In addition, any escrow, holdback, earn out or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Award to the same extent and in the same manner as such provisions apply to the holders of the Shares.

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The Administrator need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants.

9.3.2 Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

9.4 No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for the Shares , or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

9.5 Acceleration Rights. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

9.6 Section 409A Limitations. Notwithstanding anything in this Section 9 to the contrary, if a payment under an Award is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

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SECTION 10

MISCELLANEOUS

10.1	No Effect on Employment or Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without cause. Unless otherwise provided by written contract, employment or service with the Company or any of its Affiliates is on an at-will basis only. Additionally, the Plan shall not confer upon any Nonemployee Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which such Nonemployee Director or the Company may have to terminate his or her directorship at any time.

10.2	Participation. No Employee or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

10.3	Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or, otherwise, sale or disposition of all or substantially all of the business or assets of the Company.

10.4	Beneficiary Designations. If permitted by the Administrator, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Administrator. In the absence of any such designation, any vested benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant’s estate.

10.5	Limited Transferability of Awards. Unless the Administrator provides otherwise, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, the Participant may, in a manner specified by the Administrator, (a) transfer a Nonqualified Stock Option to a Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights and (b) transfer a Nonqualified Stock Option by bona fide gift and not for any consideration to (i) a member or members of the Participant’s immediate family, (ii) a trust established for the exclusive benefit of the Participant and/or member(s) of the Participant’s immediate family, (iii) a partnership, limited liability company of other entity whose only partners or members are the Participant and/or member(s) of the Participant’s immediate family or (iv) a foundation in which the Participant and/or member(s) of the Participant’s immediate family control the management of the foundation’s assets.

10.6	Restrictions on Share Transferability. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Award as it may deem advisable, including, but not limited to, the requirement to sign a voting rights agreement in favor of the Company as a condition to the delivery of Shares, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded or any blue sky or state securities laws.

10.7	Nonemployee Director Award Limitations. No Nonemployee Director may be paid, issued, or granted, in any Fiscal Year, equity awards (including any Awards issued under this Plan) with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) and any other compensation (including without limitation any cash retainers or fees) that, in the aggregate, exceed $500,000. Any Awards or other compensation paid or provided to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Nonemployee Director), will not count for purposes of the limitation under this Section 10.7.

10.8	Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd-Frank wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 11.4 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary of the Company.

15

SECTION 11
AMENDMENT, SUSPENSION, AND TERMINATION

11.1	Amendment, Suspension, or Termination. Except as provided in Section 11.2, the Board, in its sole discretion, may amend, suspend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

11.2	Shareholder Approval. The Company shall obtain shareholder approval of any material Plan amendment to the extent desirable to comply with Section 422 of the Code, or other Applicable Law.

11.3	Plan Effective Date and Duration of Awards . The Plan shall be effective as of the Plan Adoption Date subject to the shareholders of the Company approving the Plan by the required vote), subject to Sections 11.1 and 11.2 (regarding the Board’s right to amend or terminate the Plan), and shall remain in effect thereafter. However, without further shareholder approval, no Award may be granted under the Plan more than ten (10) years after the Plan Adoption Date.

SECTION 12
TAX WITHHOLDING

12.1	Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

12.2	Withholding Arrangements. The Administrator, in its discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the statutory minimum federal, state or local income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date taxes are required to be withheld.

12.3	Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest, or penalties imposed, or other costs incurred, as a result of Section 409A.

SECTION 13
LEGAL CONSTRUCTION

13.1	Liability of Company. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful grant or any Award or the issuance and sale of any Shares hereunder, shall relieve the Company, its officers, Directors and Employees of any liability in respect of the failure to grant such Award or to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.2	Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

13.3	Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.4	Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies as may be required.

13.5	Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of California.

13.6	Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

16

FLUX POWER HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2021 ANNUAL MEETING OF STOCKHOLDERS – APRIL 29, 2021 AT 10:00 AM PACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned, a stockholder of Flux Power Holdings, Inc. (the "Company"), does hereby appoint and authorize Ronald F. Dutt and Charles A. Scheiwe, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on March 1, 2021, with all the powers which the undersigned would possess if personally present, at the virtual 2021 Annual Meeting of Stockholders of the Company on April 29, 2021, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Mr. Dutt and Mr. Scheiwe, or any of them, are authorized to vote upon such other business that are properly brought before the 2021 Annual Meeting.

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" all director nominees, "FOR" Proposals 2, 3 and 4, and "3 YRS" for Proposal 5 and in the discretion of the proxy holders on any other matters that are properly brought before the 2021 Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/FLUX
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this Proxy

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING:
The Notice and Proxy Statement and Annual Report on Form 10-K are available on https://www.iproxydirect.com/FLUX

2021 ANNUAL MEETING OF THE STOCKHOLDERS OF FLUX POWER HOLDINGS, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote "FOR" all director nominees, "FOR" Proposals 2, 3 and 4, and every "3 YRS" for Proposal 5.

Proposal 1	→	**FOR**	**WITHHOLD**
Election of Directors:			
Ronald F. Dutt		☐	☐
Michael Johnson		☐	☐
Lisa Walters-Hoffert		☐	☐
Dale Robinette		☐	☐
John A. Cosentino, Jr		☐	☐

CONTROL ID:

REQUEST ID:

Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**
To approve our 2021 Equity Incentive Plan.		☐	☐	☐

Proposal 4	→	**FOR**	**AGAINST**	**ABSTAIN**
To approve, on an advisory basis, the compensation of our named executive officers.		☐	☐	☐

Proposal 5	→	**1 YR**	**2 YRS**	**3 YRS**	**ABSTAIN**
To indicate, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.		☐	☐	☐	☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2021

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)